                                                                  EXHIBIT 99.1


                         REPORT OF INDEPENDENT AUDITORS

                                     _______



To the Board of Directors
  of Westfield America, Inc.


We have audited the accompanying statement of revenues and certain expenses of Annapolis Mall for the year ended December 31, 1996. The above mentioned statement is the responsibility of the Company's management. Our responsibility is to express an opinion on the above mentioned statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the above mentioned statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the above mentioned statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall above mentioned statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the registration statement on Form S-11 of Westfield America, Inc. (formerly CenterMark Properties, Inc.). As described in the Note 1 to the statement of revenues and certain expenses, certain expenses that would not be comparable to those resulting from the proposed future operations of Annapolis Mall are excluded, and the above mentioned statement is not intended to be a complete presentation of the revenues and expenses of the property.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses for the year ended December 31, 1996 in conformity with generally accepted accounting principles.

Ernst & Young, LLP

Los Angeles, California
January 30, 1997

                               ANNAPOLIS MALL

                 STATEMENT OF REVENUES AND CERTAIN EXPENSES

                               (In Thousands)


                                                      Year
                                                      Ended
                                                   December 31,
                                                       1996
                                                   ------------

REVENUES:
 Minimum rents                                       $14,216
 Tenant recoveries                                     5,219
 Percentage rents                                        171
                                                     -------

   Total revenues                                     19,606
                                                     -------

OPERATING EXPENSES
 Operating -- recoverable                              4,414
 Other operating                                         274
                                                     -------

   Total operating expenses                            4,688
                                                     -------
Excess of revenue over certain operating expenses    $14,918
                                                     -------
                                                     -------

Interest in excess of revenue over certain
   operating expenses being acquired                 $10,443
                                                     -------
                                                     -------


                           See accompanying notes

                               ANNAPOLIS MALL

                     NOTES TO THE STATEMENT OF REVENUES
                            AND CERTAIN EXPENSES

                               (In Thousands)

                                   _______


1.   ORGANIZATION AND BASIS OF PRESENTATION:

     The accompanying statement of revenues and certain expenses includes the accounts of a regional shopping center which is owned by Annapolis Mall Limited Partnership (the "Partnership"). The Partnership consists of Centennial Properties of Annapolis, Inc. ("CMPA"), a 30% general partner, and RREEF USA Fund-III/Annapolis, Inc. ("RREEF"), which is both a 50% general and a 20% limited partner. CMPA is a wholly-owned subsidiary of Westfield America, Inc. (WEA), formerly CenterMark Properties, Inc.

     In the proposed transaction WEA is proposing to acquire a 70% interest in Annapolis Mall.

     Interest income, depreciation expense and management fee expense (see Note
     4) are not comparable to the proposed operations of the Partnership and have been excluded from the accompanying statement of revenues and certain expenses.

     Income taxes are not reflected in the statement of revenues and certain expenses as Annapolis Mall is currently owned by the Partnership and income of the Partnership is included in the partners' respective tax returns.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     REVENUE RECOGNITION:

     Shopping center space is generally leased to specialty retail tenants under leases which are accounted for as operating leases. Minimum rent revenues are recognized on a straight-line basis over the respective lease term. Percentage rents are recognized on an accrual basis as earned. Recoveries from tenants, which include an administrative fee, are recognized as income in the period the applicable costs are accrued.

                               ANNAPOLIS MALL

                     NOTES TO THE STATEMENT OF REVENUES
                      AND CERTAIN EXPENSES (Continued)

                               (In Thousands)

                                   _______


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued:

     BAD DEBTS:

     Management periodically evaluates amounts billed to tenants and accrued recoveries from tenants and adjusts the allowance for doubtful accounts to reflect the amounts estimated to be uncollectible. Amounts determined to be uncollectible are included in other operating expenses.

     LEASE TERMINATIONS:

     Lump sum payments received from tenants to terminate their lease are deferred and amortized as minimum rental revenue over the remaining life of the lease unless the space is re-leased to a new tenant, at which time the remaining deferred income is recognized.

     USE OF ESTIMATES:

     The preparation of the statement of revenues and certain expenses in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting periods. Actual results could differ from those estimates.

                               ANNAPOLIS MALL

                     NOTES TO THE STATEMENT OF REVENUES
                      AND CERTAIN EXPENSES (Continued)

                               (In Thousands)

                                   _______


3.   PROPERTY RENTALS:

     Future Minimum rental revenues under noncancelable operating leases as of December 31, 1996 are as follows:

                        1997                $ 13,119
                        1998                  13,413
                        1999                  13,329
                        2000                  12,894
                        2001                  11,986
                        Thereafter            44,321
                                            --------
                                            $109,062
                                            --------
                                            --------

     These amounts do not include percentage rentals that may be received under certain leases on the basis of tenant sales in excess of stipulated minimums.


4.   TRANSACTIONS WITH RELATED PARTIES:

     During 1996 the property was managed by an affiliate WEA. The management fee is not reflected in the accompanying statement of revenue and certain expenses since it is not comparable to the proposed operations of Annapolis Mall. In addition, the affiliate is reimbursed for mall related overhead and payroll costs recoverable from tenants in accordance with their leases. Reimbursements of recoverable overhead and payroll costs for the year ended December 31, 1996 totaled $1,073.

                    WESTFIELD AMERICA, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 MARCH 31, 1997

                                  (UNAUDITED)
                                 (IN THOUSANDS)

    The unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the net proceeds of Westfield America, Inc.'s (the "Company") initial public offering of 18,000 shares of common stock par value $.01 per share (the "Common Stock"), the sale of 270 shares of Series B Preferred Shares and the proceeds from the Company's sale of the 1997 WAT Warrants were applied as described in "Use of Proceeds" as of March 31, 1997, assuming for this purpose that (i) the Outside Partner's interest in Annapolis Mall is acquired for $133,000, (ii) the Wheaton Acquisition is made for $52,500, (iii) the Garden State Plaza Loan in the amount of $145,000 is made, (iv) options to purchase ordinary shares are purchased from Westfield Holdings Limited, an affiliate, for $15,300 (Aus. $19.6 million), (v) $74,977 is borrowed under the Company's unsecured line of credit,
(vi) the Common Stock is sold in the Offerings at an assumed price of $15.00 per share, and the over-allotment options for the Offerings are not exercised, the Series B Preferred Shares are issued and the 1997 WAT Warrants are sold and
(vii) the Company is recapitalized and the Acquired Properties are acquired as of March 31, 1997 as described in Notes 1 and 9 to the Consolidated Financial Statements.

    The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the Consolidated Financial Statements of Westfield America, Inc. and Subsidiaries and Notes thereto included elsewhere herein. In the Company's opinion, all adjustments necessary to reflect the effects of the consummation of the Offerings, the application of the net proceeds therefrom and from the concurrent transactions have been made.

    The unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been at March 31, 1997, nor does it purport to present the future financial position of the Company.

                    WESTFIELD AMERICA, INC. AND SUBSIDIARIES

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 MARCH 31, 1997

                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                    MARCH 31, 1997
                                                                        ---------------------------------------
                                                                                       PRO FORMA    PRO FORMA
                                                                        HISTORICAL(a) ADJUSTMENTS  CONSOLIDATED
                                                                        ------------  -----------  ------------
ASSETS:
  Net investment in real estate.......................................   $ 1,305,462   $ 330,500(b)  $1,635,962
  Cash and cash equivalents...........................................         2,647      --              2,647
  Tenant accounts receivable..........................................        21,768      --             21,768
  Deferred expenses and other assets, net.............................         9,125      15,300(c)      24,425
                                                                         -----------  -----------  ------------
      Total assets....................................................   $ 1,339,002   $ 345,800     $1,684,802
                                                                         -----------  -----------  ------------
                                                                         -----------  -----------  ------------
LIABILITIES:
  Mortgage notes payable..............................................   $   783,285   $  74,977(d)  $  858,262
  Accounts payable, accrued expenses and other liabilities............        29,681      --             29,681
  Distribution payable................................................         1,952      --              1,952
  Minority interest...................................................       --           --             --
                                                                         -----------  -----------  ------------
      Total liabilities                                                      814,918      74,977        889,895
                                                                         -----------  -----------  ------------

SHAREHOLDERS' EQUITY:
  Common stock........................................................           529         180(e)         709
  Preferred stock.....................................................        94,000      27,000(e)     121,000
  Paid-in-capital.....................................................       424,001     243,643(e)     667,644
  Retained earnings...................................................         5,554      --              5,554
                                                                         -----------  -----------  ------------
  Total equity........................................................       524,084     270,823        794,907
                                                                         -----------  -----------  ------------
      Total liabilities and shareholders' equity......................   $ 1,339,002   $ 345,800     $1,684,802
                                                                         -----------  -----------  ------------
                                                                         -----------  -----------  ------------

NOTES (IN THOUSANDS)

(a) Reflects the Westfield America, Inc. and Subsidiaries Consolidated Balance Sheet at March 31, 1997.

(b) Increase reflects

Garden State Plaza Loan.......................................  $ 145,000
Annapolis Acquisition.........................................    133,000
Wheaton Acquisition...........................................     52,500
                                                                ---------
                                                                $ 330,500
                                                                ---------
                                                                ---------

(c) Increase reflects investment in Westfield Holdings Warrants.

(d) Increase reflects additional borrowing under the unsecured corporate line of credit.

(e) Increase reflects the issuance of 18,000 shares of Common Stock, the 1997 WAT Warrant and 270 shares of Series B Preferred Shares (at its liquidation amount) offset by $26,177 of estimated underwriting costs and other expenses.

                    WESTFIELD AMERICA, INC. AND SUBSIDIARIES

             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                 FOR THE THREE MONTHS ENDED MARCH 31, 1997 AND
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)
                                 (IN THOUSANDS)

    The unaudited Pro Forma Condensed Consolidated Statements of Income are presented as if the net proceeds of Westfield America, Inc.'s (the "Company") initial public offering of 18,000 shares of common stock par value $0.01 per share (the "Common Stock"), the sale of 270.0 shares of Series B Preferred Shares and the proceeds from the Company's sale of the 1997 WAT Warrants were applied as described in "Use of Proceeds" as of the beginning of the period presented, assuming for this purpose that (i) the Outside Partner's interest in Annapolis Mall is acquired for $133,000 (ii) the Wheaton Acquisition is made for $52,500, (iii) the Garden State Plaza Loan in the amount of $145,000 is made,
(iv) options to purchase ordinary shares are purchased from Westfield Holdings Limited, an affiliate, for $15,300 (Aus $19.6 million) (v) $74,977 is borrowed under the Company's unsecured line of credit (vi) the Common Stock is sold in the Offerings at an assumed price of $15.00 per share, and the over-allotment option for the Offerings is not exercised, the Series B Preferred Shares and the 1997 WAT Warrants are sold and (vii) the Company is recapitalized and the Acquired Properties are acquired as of January 1, 1996, as described in Notes 1 and 9 to the Consolidated Financial Statements.

    The unaudited Pro Forma Condensed Consolidated Statement of Income should be read in conjunction with the Consolidated Financial Statements of Westfield America, Inc. and Subsidiaries and Notes thereto included elsewhere herein. In the Company's opinion, all adjustments necessary to reflect the effects of the consummation of the Offerings, the application of the net proceeds therefrom and from the concurrent transactions, have been made.

    The unaudited Pro Forma Condensed Consolidated Statement of Income is not necessarily indicative of what the actual results of operations of the Company would have been assuming the Offering and related application of net Offering proceeds had been consummated as of the beginning of the year presented, nor do they purport to present the future operations of the Company.

                    WESTFIELD AMERICA, INC. AND SUBSIDIARIES

               PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

                   FOR THE THREE MONTHS ENDED MARCH 31, 1997
                                  (UNAUDITED)
                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                           THREE MONTHS ENDED MARCH 31, 1997
                                                                        ---------------------------------------
                                                                                       PRO FORMA    PRO FORMA
                                                                        HISTORICAL(a) ADJUSTMENTS  CONSOLIDATED
                                                                        ------------  -----------  ------------
REVENUES:
  Minimum rents and percentage rents..................................   $   32,728    $   6,899(b)  $   39,627
  Tenant recoveries and service fee income............................       14,175        2,232(b)      16,407
                                                                        ------------  -----------  ------------
    Total revenue.....................................................       46,903        9,131         56,034
EXPENSES:
  Operating...........................................................       14,763        2,337(b)      17,100
  Management fees.....................................................          928          345(b)       1,273
  Advisory fee (not payable) (c)......................................       --           --    (c)       --
  General and administrative..........................................          236       --                236
  Depreciation and amortization.......................................       11,539        1,289(b)      12,828
                                                                        ------------  -----------  ------------
OPERATING INCOME......................................................       19,437        5,160         24,597
  Interest expense, net...............................................      (12,860)      (1,312)(d)    (14,172)
  Equity in income of unconsolidated real estate partnerships.........        1,293         (792)(e)        501
  Interest and other income...........................................          312        3,325(f)       3,637
                                                                        ------------  -----------  ------------
  Income before minority interest.....................................        8,182        6,381         14,563
  Minority interest in earnings of unconsolidated real estate
    partnerships......................................................         (218)        (713)(g)       (931)
                                                                        ------------  -----------  ------------
NET INCOME............................................................   $    7,964    $   5,668    $    13,632
                                                                        ------------  -----------  ------------
                                                                        ------------  -----------  ------------
  Income allocable to preferred shares................................   $    1,998                 $     2,571
  Income allocable to common shares...................................        5,966                      11,061
                                                                        ------------               ------------
                                                                         $    7,964                 $    13,632
                                                                        ------------               ------------
                                                                        ------------               ------------
EARNINGS PER SHARE (h)................................................   $     0.11                 $      0.16
                                                                        ------------               ------------
                                                                        ------------               ------------

                    WESTFIELD AMERICA, INC. AND SUBSIDIARIES

               PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)
                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                             YEAR ENDED DECEMBER 31, 1996
                                                                        ---------------------------------------
                                                                                       PRO FORMA    PRO FORMA
                                                                        HISTORICAL(a) ADJUSTMENTS  CONSOLIDATED
                                                                        ------------  -----------  ------------
REVENUES:
  Minimum rents and percentage rents..................................   $  110,384    $  45,534(b)  $  155,918
  Tenant recoveries and service fee income............................       45,705       18,449(b)      64,154
                                                                        ------------  -----------  ------------
    Total revenue.....................................................      156,089       63,983        220,072
EXPENSES:
  Operating...........................................................       49,000       22,783(b)      71,783
  Management fees.....................................................        3,495        2,067(b)       5,562
  Advisory fee (not payable) (c)......................................        2,600       (2,600)(c)      --
  General and administrative..........................................          808       --                808
  Depreciation and amortization.......................................       38,033       10,254(b)      48,287
                                                                        ------------  -----------  ------------
OPERATING INCOME......................................................       62,153       31,479         93,632
  Interest expense, net...............................................      (40,233)     (15,232)(d)    (55,465)
  Equity in income of unconsolidated real estate partnerships.........        3,063       (3,008)(e)         55
  Interest and other income...........................................          776       12,736(f)      13,512
                                                                        ------------  -----------  ------------
  Income before minority interest.....................................       25,759       25,975         51,734
  Minority interest in earnings of unconsolidated real estate
    partnerships......................................................       (1,063)      (1,943)(g)     (3,006)
                                                                        ------------  -----------  ------------
NET INCOME............................................................   $   24,696    $  24,032    $    48,728
                                                                        ------------  -----------  ------------
                                                                        ------------  -----------  ------------
  Income allocable to preferred shares................................   $    4,264                 $    10,285
  Income allocable to common shares...................................       20,432                      38,443
                                                                        ------------               ------------
                                                                         $   24,696                 $    48,728
                                                                        ------------               ------------
                                                                        ------------               ------------
EARNINGS PER SHARE (h)................................................   $     0.42                 $      0.54
                                                                        ------------               ------------
                                                                        ------------               ------------

                    WESTFIELD AMERICA, INC. AND SUBSIDIARIES

               PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

                 FOR THE THREE MONTHS ENDED MARCH 31, 1997 AND
                          YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

NOTES (IN THOUSANDS EXCEPT PER SHARE AMOUNTS):

(a) Reflects the Westfield America, Inc. and Subsidiaries Consolidated Statement of Income for the three months ended March 31, 1997 and the year ended December 31, 1996.

(b) Reflects the operations of (i) Acquired Properties, which were acquired on July 1, 1996, for the period January 1, 1996 through June 30, 1996, and (ii) the operations of Annapolis Mall and Wheaton Acquisition as if these properties were acquired at the beginning of each period presented as follows:

                                                             THREE MONTHS
                                                                ENDED          YEAR ENDED
                                                            MARCH 31, 1997  DECEMBER 31, 1996
                                                            --------------  -----------------
Revenues:
  Minimum rents and percentage rents......................    $    6,899        $  45,534
  Tenant recoveries.......................................         2,232           18,449
Expenses:
  Operating...............................................         2,337           22,783

    Additionally, management fees were adjusted to reflect a payment equal to 5% of the minimum rent and percentage rent, and depreciation expense was adjusted to reflect the new basis of the properties based on purchase price.

(c) Effective July 1996, in conjunction with a reorganization of the Company, a separate Advisory Agreement was entered into between the Company and the Advisor which provided for an Advisory Fee. The Advisory Fee was calculated as 55 basis points of the Company's net assets and was waived for the period July 1, 1996 through December 31, 1997. In connection with the Offerings, the Advisory Agreement will be amended and the Advisory Fee will be modified to be the lower of (i) 55 basis points of the Company's net assets or (ii) a base amount of 25% of the Company's FFO, as defined, in excess of $111.5 million. Since the Company's pro forma FFO are below the $111.5 million base amount, no Advisory Fee was earned on a pro forma basis.

(d) Reflects the increase in interest expense resulting from the following:

                                                             THREE MONTHS
                                                                ENDED          YEAR ENDED
                                                            MARCH 31, 1997  DECEMBER 31, 1996
                                                            --------------  -----------------
Additional interest expense related to adjusted debt
  balances of Acquired Properties.........................    $   --           $    (9,984)
Increase in interest expense resulting from borrowings
  under the unsecured corporate line of credit at 7%......        (1,312)           (5,248)
                                                                 -------          --------
  Net increase in interest expense........................    $   (1,312)      $   (15,232)
                                                                 -------          --------
                                                                 -------          --------

(e) Reflects reduction in equity in income of unconsolidated real estate partnerships due to consolidation of Annapolis Mall.

(f) Reflects interest and other income from:

Garden State Plaza Loan...................;;...............   $    3,082       $    12,325
Annapolis Mall and Wheaton Acquisition.....................          243               411
                                                                 -------          --------
                                                               $   3,325       $    12,736
                                                                 -------          --------
                                                                 -------          --------


(g) Represent increase in minority interest in earnings of unconsolidated real estate partnerships related to 30% interest in the Wheaton Acquisition not owned by the Company.

(h) Earnings per share are computed assuming the Offerings and the Recapitalization of the Company were effective at the beginning of each period presented. Weighted average number of shares outstanding during the three months ended March 31, 1997 and the year ended December 31, 1996 for the purpose of computing pro forma earnings per share were 70,930 shares.